                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

================================================================================


                     ISUZU MOTORS ACCEPTANCE CORPORATION,
                                  as Seller,

                       POOLED AUTO SECURITIES SHELF LLC,
                                 as Depositor,

                                      and

                         FIRST UNION SECURITIES, INC.,
                               as Representative



                            ______________________


                              INDEMNITY AGREEMENT

                             Dated April 25, 2001

                            ______________________



================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                  ARTICLE ONE

                                  DEFINITIONS
Section 1.01.    Definitions..............................................   1

                                  ARTICLE TWO

                        REPRESENTATIONS AND WARRANTIES


Section 2.01.    Seller's Representations and Warranties..................   3
Section 2.02.    Depositor's Representations and Warranties...............   3
Section 2.03.    Underwriter's Representations............................   3

                                 ARTICLE THREE

                                INDEMNIFICATION


Section 3.01.    Seller Indemnification...................................   3
Section 3.02.    Underwriters Indemnification.............................   5
Section 3.03.    Depositor Indemnification................................   6
Section 3.04.    Contribution.............................................   8
Section 3.05.    Depositor and Underwriters...............................   8
Section 3.06.    Limitation on Contribution...............................   9

                                  ARTICLE FOUR

                            MISCELLANEOUS PROVISIONS


Section 4.01.    Amendment................................................   9
Section 4.02.    Governing Law............................................   9
Section 4.03.    Notices..................................................   9
Section 4.04.    Severability of Provisions...............................   9
Section 4.05.    No Waiver; Cumulative Remedies...........................   9
Section 4.06.    Representations and Indemnities to Survive...............  10
Section 4.07.    Counterparts.............................................  10
Section 4.08.    Headings.................................................  10
Section 4.09.    No Proceedings...........................................  10

                              INDEMNITY AGREEMENT

     This Indemnity Agreement, dated April 25, 2001, is among Isuzu Motors Acceptance Corporation, a California corporation ("IMAC"), as seller (the "Seller"), Pooled Auto Securities Shelf LLC ("PASS"), a Delaware limited liability company, as depositor (the "Depositor"), and First Union Securities, Inc., as representative of the several underwriters (the "Representative").

     WHEREAS, in the regular course of its business, the Seller has originated certain motor vehicle retail installment sale contracts secured by new and used motor vehicles (the "Receivables");

     WHEREAS, the Seller intends to convey all of its right, title and interest in and to certain Receivables having an aggregate outstanding principal balance of $492,091,480.94 as of the close of business on March 31, 2001 to the Depositor and, concurrently with its purchase of the Receivables, the Depositor shall convey all of its right, title and interest in and to the Receivables to Isuzu Auto Owner Trust 2001-1 (the "Issuer") pursuant to a sale and servicing agreement, dated as of April 1, 2001 (the "Sale and Servicing Agreement"), among the Issuer, the Depositor, IMAC, as master servicer and as seller, and the Subservicer;

     WHEREAS, the Depositor has agreed to sell to the underwriters (the "Underwriters") listed in Schedule A to an underwriting agreement, dated April 25, 2001 (the "Underwriting Agreement"), between the Depositor and the Representative, four classes of notes (the "Notes") representing debt of the Issuer and certain certificates evidencing undivided fractional interests in the Issuer (the "Certificates", and together with the Notes, the "Securities"); and

     WHEREAS, the Securities are being sold to the public pursuant to a prospectus supplement, dated April 25, 2001 (the "Prospectus Supplement"), supplementing a prospectus, dated April 25, 2001 (collectively, the "Prospectus");

     WHEREAS, the parties hereto are entering into this Agreement to provide for the indemnification by each of the Seller, the Depositor and the Underwriters of certain information included in the Prospectus or incorporated by reference therein.

     NOW, THEREFORE, in consideration of the mutual terms and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE ONE
                                  DEFINITIONS

     Section 1.01. Definitions. As used in this Agreement, the following terms
                   -----------
shall have the respective meanings stated herein, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Sale and Servicing Agreement (as described below).

     "Agreement" means this Indemnity Agreement, as amended or supplemented from
      ---------
time to time.

     "CITSF" means The CIT Group/Sales Financing, Inc., in its capacity as
      -----
Subservicer of the Receivables under the Sale and Servicing Agreement, and its successors.

     "Certificateholders" has the meaning set forth in the Trust Agreement.
      ------------------

     "Depositor" means PASS, and its successors.
      ---------

     "Depositor Information" means all information contained in the Prospectus,
      ---------------------
or in any amendment thereof or supplement thereto, other than the MBIA Information, the Underwriter Information, the Seller Information or the Subservicer Information.

     "MBIA Information" means the information and financial statements presented
      ----------------
under the heading "Description of the Insurer" in the Prospectus or incorporated by reference therein.

     "Noteholders" has the meaning set forth in the Indenture.
      -----------

     "Prospectus" means the prospectus supplement, dated April 25, 2001, and the
      ----------
prospectus, dated April 25, 2001, of the Depositor relating to the public offering by the Depositor of the Securities.

     "Representative" means First Union Securities, Inc., as representative of
      --------------
the Underwriters.

     "Sale and Servicing Agreement" means the sale and servicing agreement,
      ----------------------------
dated as of April 1, 2001, among the Issuer, the Depositor, the Seller, the Master Servicer and the Subservicer, as amended or supplemented from time to time.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Securityholders" means the Noteholders and the Certificateholders.
      ---------------

     "Seller" means IMAC, and its successors.
      ------

     "Seller Information" means the information set forth in the Prospectus
      ------------------
under the headings "Summary - Seller and Master Servicer", "Risk Factors - Geographic concentration may result in more risk to you", "The Receivables Pool" and "The Seller and Master Servicer" or, to the extent approved by the Seller in writing, in any amendment or supplement to the Prospectus.

     "Subservicer" means CITSF, and its successors.
      -----------

     "Subservicer Information" means the information set forth in the Prospectus
      -----------------------
under the heading "The Subservicer" or, to the extent approved by the Subservicer in writing, in any amendment or supplement to the Prospectus.

     "Underwriting Agreement" has the meaning set forth in the recitals.
      ----------------------

     "Underwriter Information" means the information set forth under the second,
      -----------------------
fourth and fifth paragraphs under the heading "Underwriting" and under the third, fourth, fifth and sixth sentences under the heading "Risk Factors - The absence of a secondary market for the securities could limit your ability to resell the securities" in the Prospectus or, to the extent approved by the Representative in writing, in any amendment or supplement to the Prospectus.

     "Underwriters" has the meaning set forth in the recitals.
      ------------

                                  ARTICLE TWO
                        REPRESENTATIONS AND WARRANTIES

     Section 2.01. Seller's Representations and Warranties.  The Seller
                   ---------------------------------------
represents and warrants the following:

             (a) The Seller Information and the Subservicer Information on the date of the Prospectus did not, and on the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

             (b) As of the Closing Date, the Seller's representations and warranties contained in the Sale and Servicing Agreement are true and correct in all material respects.

     Section 2.02. Depositor's Representations and Warranties.  The Depositor
                   ------------------------------------------
represents and warrants the following:

             (a) The Depositor Information on the date of the Prospectus did not, and on the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

             (b) As of the Closing Date, the Depositor's representations and warranties contained in the Trust Agreement and the Sale and Servicing Agreement are true and correct in all material respects.

     Section 2.03. Underwriter's Representations.  The Underwriting
                   -----------------------------
Information on the date of the Prospectus did not, and on the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                 ARTICLE THREE
                                INDEMNIFICATION

     Section 3.01. Seller Indemnification.
                   ----------------------

     (a) The Seller agrees to indemnify and hold harmless the Depositor, the Representative and each Underwriter and each person, if any, who controls the Depositor, the Representative or each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact included in the Seller Information, the Subservicer Information or any similar information contained in the Prospectus or any amendment or supplement thereto, or the omission or alleged omission from the Seller Information or the Subservicer Information or such similar information of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Seller; and

            (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the indemnified parties), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above.

     (b) Each indemnified party shall give notice as promptly as reasonably practicable to the Seller of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the Seller shall not relieve the Seller from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected by them, subject to the consent of the Seller (which consent shall not be unreasonably withheld). The Seller may participate at its own expense in the defense of any such action; provided, however, that counsel to the Seller shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the Seller be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The Seller shall not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (c) If at any time an indemnified party shall have requested the Seller to reimburse the indemnified party for fees and expenses of counsel, the Seller agrees that it shall be liable for any settlement of the nature contemplated by
Section 3.01(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Seller of the aforesaid request, (ii) the Seller shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) the Seller shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided, however, that the Seller shall not be liable for such settlement if it has notified the indemnified party in writing that it objects to the terms of such settlement within 30 days after receipt of the notice described in clause (ii) above or that it objects to the requested fees and expenses within 45 days after receipt of such request.

     Section 3.02.    Underwriters Indemnification.
                      ----------------------------

     (a) The Underwriters severally agree to indemnify and hold harmless the Seller and each person, if any, who controls the Seller within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

             (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact included in the Underwriter Information or any similar information contained in the Prospectus or any amendment or supplement thereto, or the omission or alleged omission from the Underwriter Information or such similar information of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Underwriters; and

            (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the indemnified parties), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above.

     (b) Each indemnified party shall give notice as promptly as reasonably practicable to each Underwriter of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the Underwriters shall not relieve the Underwriters from any liability hereunder to the extent the Underwriters are not materially prejudiced as a result thereof and in any event shall not relieve the Underwriters from any liability which the Underwriters may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected by them, subject to the consent of the Underwriters (which consent shall not be unreasonably withheld). An Underwriter may participate at its own expense in the defense of any such action; provided, however, that counsel to the Underwriters shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the Underwriters be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The Underwriters shall not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (c) If at any time an indemnified party shall have requested an Underwriter to reimburse the indemnified party for fees and expenses of counsel, such Underwriter agrees that it shall be liable for any settlement of the nature contemplated by Section 3.02(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Underwriter of the aforesaid request, (ii) the Underwriter shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such Underwriter shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided, however, that such Underwriter shall not be liable for such settlement if it has notified the indemnified party in writing that it objects to the terms of such settlement within 30 days after receipt of the notice described in clause (ii) above or that it objects to the requested fees and expenses within 45 days after receipt of such request.

     Section 3.03. Depositor Indemnification.
                   -------------------------

     (a) The Depositor agrees to indemnify and hold harmless the Seller, and each person, if any, who controls the Seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

             (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact included in the Depositor Information or any similar information contained in the Prospectus or any amendment or supplement thereto, or the omission or alleged omission from the Depositor Information or such similar information of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

             (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Depositor; and

            (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the indemnified parties), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above.

     (b) Each indemnified party shall give notice as promptly as reasonably practicable to the Depositor of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the Depositor shall not relieve the Depositor from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected by them, subject to the consent of the Depositor (which consent shall not be unreasonably withheld). The Depositor may participate at its own expense in the defense of any such action; provided, however, that counsel to the Depositor shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the Depositor be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The Depositor shall not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (c) If at any time an indemnified party shall have requested the Depositor to reimburse the indemnified party for fees and expenses of counsel, the Depositor agrees that it shall be liable for any settlement of the nature contemplated by Section 3.03(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Depositor of the aforesaid request, (ii) the Depositor shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) the Depositor shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided, however, that the Depositor shall not be liable for such settlement if it has notified the indemnified party in writing that it objects to the terms of such settlement within 30 days after receipt of the notice described in clause (ii) above or that it objects to the requested fees and expenses within 45 days after receipt of such request.

     Section 3.04.    Contribution.
                      ------------

     (a) If the indemnification provided for in this Agreement is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to herein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Depositor, the Seller and the Underwriters, as applicable, from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor, the Seller and the Underwriters, as applicable, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Depositor, the Seller and the Underwriters, as applicable, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportion as (i) an amount equal to (x) the aggregate proceeds to the Depositor from the sale of the Securities, plus accrued interest and before deducting expenses, minus (y) the sum of the purchase price paid by the Depositor to the Seller pursuant to Section 2.02 of the Receivables Purchase Agreement (the "Purchase Price") bears to (ii) the Purchase Price received by the Seller and
(iii) the total underwriting discounts to such Underwriter as specified on the cover of the Prospectus Supplement in connection with the offering and sale of the Securities, as the case may be. The relative fault of the Depositor, the Seller and the Underwriters shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Depositor, the Seller or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The parties agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue or alleged untrue statement or omission or alleged omission.

     (b) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Section 3.05. Depositor and Underwriters.  All indemnity and
                   --------------------------
contribution claims between the Depositor and the Underwriters shall be subject to the provisions of the Underwriting Agreement.

     Section 3.06. Limitation on Contribution.  Notwithstanding the
                   --------------------------
provisions of Section 3.04, the Underwriters shall not be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter in respect of the Securities underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

                                 ARTICLE FOUR
                           MISCELLANEOUS PROVISIONS

     Section 4.01. Amendment.  This Agreement may be amended from time to
                   ---------
time by the parties hereto, with the consent of the parties hereto.

     Section 4.02. Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN
                   -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCES TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 4.03. Notices.  All demands, notices and communications
                   -------
hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or sent by telecopier, overnight courier or mailed by registered mail, return receipt requested, in the case of (i) the Depositor, to Pooled Auto Securities Shelf LLC, One First Union Center, TW-9, Charlotte, North Carolina 28288, Attention: General Counsel, with a copy to First Union Corporation, 707 Third Street, West Sacramento, California 95605, Attention:
Bruce Hurwitz; (ii) the Seller, to Isuzu Motors Acceptance Corporation, 6722 Orangethorpe Avenue, Suite 100, Buena Park, California 90622, Attention:
Treasury Department; (iii) the Representative, First Union Securities, Inc., One First Union Center, Ninth Floor, 201 South College Street, Charlotte, North Carolina 28288, Attention: Bennett S. Cole or, as to any of the foregoing, at such other address as shall be designated by such Person in a written notice to the other parties.

     Section 4.04. Severability of Provisions.  If any one or more of the
                   --------------------------
covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or any amendment or supplement hereto.

     Section 4.05. No Waiver; Cumulative Remedies. No failure to exercise and no
                   ------------------------------
delay in exercising, on the part of the Depositor, the Seller or the Representative, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     Section 4.06. Representations and Indemnities to Survive. The agreements,
                   ------------------------------------------
representations, warranties, indemnities and other statements of the parties hereto in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any other parties hereto or any of the officers, directors or controlling persons referred to in Section 3 hereof, and will survive delivery of and payment for the Securities. The provisions of Section 3 hereof shall survive the termination or cancellation of this Agreement.

     Section 4.07. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 4.08. Headings. The headings of the various Sections and Articles herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any of the terms or provisions hereof.

     Section 4.09. No Proceedings. So long as this Agreement is in effect, and
                   --------------
for one year plus one day following its termination, the Depositor, the Seller or the Representative each agree that it will not file any involuntary petition or otherwise institute any bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy law or similar law against the Issuer or the Owner Trustee.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                            ISUZU MOTORS ACCEPTANCE CORPORATION,
                                              as Seller



                                            By:       /s/  Katsumi Masuda
                                                --------------------------------
                                                         Katsumi Masuda
                                                            President



                                            POOLED AUTO SECURITIES SHELF LLC,
                                              as Depositor



                                            By:      /s/  John A. Foxgrover
                                                --------------------------------
                                                        John A. Foxgrover
                                                         Vice President

                                            FIRST UNION SECURITIES, INC.,
                                              as Representative



                                            By:       /s/  Rodney Sanders
                                                --------------------------------
                                                         Rodney Sanders
                                                         Vice President